UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2021

Renovacor, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39271	80-0948910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8142 Greenwich, CT	06836
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 424-2650

Chardan Healthcare Acquisition 2 Corp.

17 State Street, 21st Floor

New York, NY 10004

(646) 465-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCOR	NYSE American, LLC
Warrants to purchase one share of common stock at an exercise price of $11.50	RCOR.WS	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated herein by reference, shall have the meaning given to such terms in the Proxy Statement (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

The Business Combination

On September 1, 2021, Renovacor, Inc., formerly known as “Chardan Healthcare Acquisition 2 Corp.” (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) at which the Company’s stockholders considered and adopted the proposals outlined in the definitive proxy statement/information statement dated August 4, 2021 (the “Proxy Statement”), and filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 5, 2021.

On September 2, 2021 (the “Closing Date”), the Company consummated the previously announced business combination transaction contemplated by that certain Agreement and Plan of Merger, dated March 22, 2021 (the “Merger Agreement”), by and among the Company, CHAQ2 Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Renovacor Holdings, Inc., formerly known as Renovacor, Inc. (“Old Renovacor”). Pursuant to the Merger Agreement, (i) Merger Sub merged with and into Old Renovacor, with Old Renovacor as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of the Company (the “Merger”) and (ii) the Company’s name was changed from Chardan Healthcare Acquisition 2 Corp. to Renovacor, Inc. The Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

Item 1.01.	Entry Into A Material Definitive Agreement

Temple University Agreements

In August 2019, the Company entered into an exclusive license agreement (the “Temple License Agreement”) and a sponsored research agreement, as amended August 27, 2019 and August 18, 2021 (the “SRA”), each with Temple University (“Temple”). The Temple License Agreement is further described in the Proxy Statement in the section titled “Information about Renovacor—Intellectual Property—License Agreement with Temple,” beginning on page 207, which is incorporated herein by reference.

The Company further amended the SRA in August 2021, effective as of July 1, 2021 (the “2021 Amendment”), to, among other things, extend the period of performance, revise the scope of work and adjust the budget. Following the 2021 Amendment, the Company is now obligated to fund a total of up to approximately $5.3 million to Temple under the SRA in connection with certain research and development activities to be performed by Temple on behalf of the Company through June 30, 2024.

The foregoing description of the Temple License Agreement and the SRA are qualified in their entirety by the full text of the documents and all amendments, which have been filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

PIPE Financing (Private Placement)

Concurrently with the execution of the Merger Agreement, the Company entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), including Chardan Healthcare Investments, LLC, an affiliate of the Company’s sponsor, Chardan Investments 2, LLC (the “Sponsor”), certain stockholders of Old Renovacor and certain institutional and accredited investors, pursuant to which, on the Closing Date, and concurrently with the closing of the Business Combination, the PIPE Investors purchased an aggregate of 2,284,776 shares of the Company’s common stock, par value $0.0001 per share (the “Company’s Common Stock”), at a price of $10.00 per share, and a pre-funded warrant entitling the holder thereof to purchase 715,224 shares of the Company’s Common Stock (the “Pre-Funded Warrant”) at an initial purchase price of $9.99 per share underlying the Pre-Funded Warrant, for aggregate gross proceeds of approximately $30.0 million, (the “PIPE Financing”). The Pre-Funded Warrant is immediately exercisable at an exercise price of $0.01 and is exercisable indefinitely, provided that the holder of the Pre-Funded Warrant is prohibited from exercising such Pre-Funded Warrant in an amount that would cause such holder’s beneficial ownership of the Company’s Common Stock to exceed 9.9%.

Registration Rights Agreement

On the Closing Date and in connection with the Business Combination, the Company, the Sponsor and certain stockholders of Old Renovacor entered into a registration rights agreement (the “Registration Rights Agreement”).

The Registration Rights Agreement provides for, among other things, the following registration rights:

•

Demand registration rights. At any time and from time to time when there is no valid registration statement in effect, the Company will be required, upon the written demand of the stockholders holding a majority of the registrable securities outstanding, to file a registration statement and effect the registration of all or part of their registrable securities. The Company will within 20 days of its receipt of the demand notify all holders of registrable securities of the demand, and each holder of registrable securities who wishes to include all or a portion of such stockholder’s registrable securities in the demand registration shall so notify the Company within five days after the receipt by the stockholder of the notice from the Company. The Company must effect any demand registration as soon as reasonably practicable, but in no event later than 60 days after receipt of such demand registration. The Company is not obligated to effect more than an aggregate of two demand registrations under the Registration Rights Agreement.

•

Shelf registration rights. Within 45 days after the Closing Date, the Company will be required to file a shelf registration statement pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”) or, if Rule 415 is not available, by such other means of distribution as the stockholders may reasonably specify. The shelf registration statement must be on Form S-1 and include a “Plan of Merger” in substantially the form as is attached to the Registration Rights Agreement. No stockholder may be named as an underwriter in the shelf registration statement without the stockholder’s prior written consent. The Company must use commercially reasonable best efforts to convert or replace the shelf registration statement with a registration statement on Form S-3 promptly following the confirmation that the Company becomes eligible to use Form S-3 for registrable securities. The Company must use commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable after the initial filing thereof. At any time the Company has an effective shelf registration statement with respect to stockholders holding a majority of the registrable securities outstanding, such stockholder may make a written request to effect a public offering, including pursuant to an underwritten shelf takedown, provided that such stockholder (a) reasonably expects the aggregate gross proceeds from the sale of the shares of stockholders holding a majority of the registrable securities outstanding to be in excess of $25,000,000 from such underwritten shelf takedown or (b) reasonably expects the offering to be in no event less than $10,000,000 in aggregate gross proceeds.

•

Piggyback registration rights. At any time after the Closing Date, if the Company proposes to file a registration statement to register any of its equity securities under the Securities Act or to conduct a public offering, either for its own account or for the account of any other person, subject to certain exceptions, the owners of registrable securities in the Company hold piggyback registration rights and are entitled to include their registrable securities in such registration statement.

•

Expenses and indemnification. All fees and expenses associated with each registration statement will be borne by the Company and underwriting discounts and selling commissions will be borne by the holders of the shares being registered. The Registration Rights Agreement contains customary cross-indemnification provisions, under which the Company is obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to the Company, and holders of registrable securities are obligated to indemnify the Company for material misstatements or omissions attributable to them.

Registrable securities. Securities of the Company shall cease to be registrable securities when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement, such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act, such securities shall have ceased to be outstanding, such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction, or with respect to a stockholder, when all such securities held by such stockholder could be sold without restriction on volume or manner of sale in any three-month period without registration under Rule 144.

The foregoing summary of specific terms of the Registration Rights Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.6 hereto, and incorporated herein by reference.

Indemnification Agreements

On the Closing Date and in connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from each individual’s service to the Company as an officer or director, as applicable, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which has been filed herewith as Exhibit 10.10 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference into this Item 2.01.

At the effective time of the Business Combination (the “Effective Time”), an aggregate of approximately 6,500,000 shares of the Company’s Common Stock and Exchanged Options (as defined below) were issued to securityholders of Old Renovacor as of immediately prior to the Effective Time in respect of all of the equity interests of Old Renovacor (the “Aggregate Merger Consideration”). Out of the Aggregate Merger Consideration, each holder of preferred stock of Old Renovacor, par value $0.0001 per share (the “Old Renovacor Preferred Stock”), received a number of shares of the Company’s Common Stock equal to the Preferred Per Share Merger Consideration (as defined in the Merger Agreement) with respect to such holder’s shares of Old Renovacor Preferred Stock. Each holder of common stock of Old Renovacor, par value $0.0001 per share (the “Old Renovacor Common Stock”, and together with the Old Renovacor Preferred Stock, the “Old Renovacor Capital Stock”), received a number of shares of the Company’s Common Stock equal to the Common Per Share Merger Consideration (as defined in the Merger Agreement) with respect to such holder’s shares of Old Renovacor Common Stock.

In addition, each option to purchase shares of Old Renovacor Common Stock (each, an “Old Renovacor Option” and together, the “Old Renovacor Options”) outstanding as of immediately prior to the Effective Time was converted into an option to purchase a number of shares of the Company’s Common Stock (rounded down to the nearest whole number) equal to the product of the number of shares of Old Renovacor Common Stock subject to such Old Renovacor Option and the Common Per Share Merger Consideration (an “Exchanged Option”), with such Exchanged Options subject to the same vesting terms applicable to the Old Renovacor Option as of immediately prior to the Effective Time.

Holders of Old Renovacor Capital Stock and Old Renovacor Options are also entitled to the contingent right to receive up to 2,000,000 shares of the Company’s Common Stock in the aggregate (“Earnout Consideration”) as follows:

•

The Company will issue 600,000 shares of the Earnout Consideration, in the aggregate, if at any time during the period beginning on the Closing Date and ending on December 31, 2023 (the “First Earnout Period”), the VWAP (as defined in the Merger Agreement) of the Company’s Common Stock over any twenty (20) Trading Days (as defined in the Merger Agreement) (which may or may not be consecutive) within any thirty (30) consecutive Trading Day period is greater than or equal to $17.50 per share of the Company’s Common Stock (the “First Milestone”).

•

The Company will issue an additional 600,000 shares of the Earnout Consideration, in the aggregate, if at any time during the period beginning on the Closing Date and ending on December 31, 2025 (the “Second Earnout Period”), the VWAP of the Company’s Common Stock over any twenty (20) Trading Days (which may or may not be consecutive) within any thirty (30) consecutive Trading Day period is greater than or equal to $25.00 per share of the Company’s Common Stock (the “Second Milestone”).

•

The Company will issue an additional 800,000 shares of the Earnout Consideration, in the aggregate, if at any time during the period beginning on the Closing Date and ending on December 31, 2027 (the “Third Earnout Period” and together with the First Earnout Period and the Second Earnout Period, each, an “Earnout Period” and collectively, the “Earnout Periods”), the VWAP of the Company’s Common Stock over any twenty (20) Trading Days (which may or may not be consecutive) within any thirty (30) consecutive Trading Day period is greater than or equal to $35.00 per share of the Company’s Common Stock (the “Third Milestone” and together with the First Milestone and the Second Milestone, the “Earnout Milestones”).

•

Upon the consummation of any Change in Control (as defined in the Merger Agreement) during any Earnout Period, any Earnout Milestone with respect to such Earnout Period that has not yet been achieved shall automatically be deemed to have been achieved regardless of the valuation of the Company’s Common Stock in such Change in Control transaction and the Company will take all actions necessary to provide for the issuance of the shares of the Company’s Common Stock comprising the applicable Earnout Consideration issuable in respect of such Earnout Milestone(s) prior to the consummation of such Change in Control.

Each holder of Old Renovacor Capital Stock will be entitled to such holder’s aggregate Per Share Earnout Consideration (as defined in the Merger Agreement) in respect of such shares of Old Renovacor Capital Stock. In addition, at the Effective Time, holders of Old Renovacor Options will be entitled to receive an Earnout RSU Award (as defined in the Merger Agreement) in respect of such holder’s Old Renovacor Options, which will entitle such holder to an aggregate number of shares of the Company’s Common Stock equal to the aggregate Per Share Earnout Consideration in respect of the shares of Old Renovacor Capital Stock underlying such Old Renovacor Options, if any, subject to the satisfaction of the applicable vesting conditions with respect to the Exchanged Options issued in respect of such Old Renovacor Options at the Effective Time. The settlement and payment of the Earnout RSU Awards will occur simultaneously with the issuance of the Per Share Earnout Consideration to holders of Old Renovacor Capital Stock.

In addition, pursuant to that certain Sponsor Support Agreement, dated as of March 22, 2021 (the “Sponsor Support Agreement”), by and between the Company and the Sponsor, the Sponsor agreed that 500,000 shares of the Company’s Common Stock beneficially owned by the Sponsor immediately following the Closing (representing a portion of the shares of the Company’s Common Stock that were placed into escrow by the Sponsor and certain other Sponsor insiders in connection with the Company’s initial public offering) (collectively, the “Sponsor Earn-Out Shares”) will be subject to the vesting and forfeiture provisions set forth below:

•

If the Company achieves the First Milestone during the First Earnout Period, 150,000 Sponsor Earnout Shares shall vest and be released to the Sponsor and shall otherwise be forfeited to the Company for cancellation.

•

If the Company achieves the Second Milestone during the Second Earnout Period, 150,000 Sponsor Earnout Shares shall vest and be released to the Sponsor and shall otherwise be forfeited to the Company for cancellation.

•

If the Company achieves the Third Milestone during the Third Earnout Period, 200,000 Sponsor Earnout Shares shall vest and be released to the Sponsor and shall otherwise be forfeited to the Company for cancellation.

•

Upon consummation of any Change in Control (as defined in the Merger Agreement) during any Earnout Period, any Earnout Milestone with respect to such Earnout Period that has not yet been achieved shall automatically be deemed to have been achieved regardless of the valuation of the Company’s Common Stock in such Change in Control transaction and the applicable portion of the Sponsor Earn-Out Shares shall vest and be released to the Sponsor prior to the consummation of such Change in Control. If any Earnout Milestones are not achieved during the applicable Earnout Period (and a Change in Control does not take place during such Earnout Period), the applicable portion of the Sponsor Earnout Shares will be forfeited to the Company for cancellation.

On September 3, 2021, the Company’s Common Stock and warrants began trading on the New York Stock Exchange under the symbol “RCOR” and “RCOR.WS”, respectively. The Company’s Common Stock is represented by a new CUSIP number, 75989E 106, and the warrants are represented by a new CUSIP number, 75989E 114.

The foregoing description of the Business Combination, the Merger Agreement and the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 hereto, and the Sponsor Support Agreement, a copy of which is included as Exhibit 2.2 hereto, and each of which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report and any documents incorporated herein by reference may include statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” for purposes of the federal securities laws. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report and any documents incorporated herein by reference and include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the results and benefits of the Business Combination, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the Company.

Factors that may impact such forward-looking statements include:

•	the Company’s ability to maintain the listing of the Company’s Common Stock and warrants on the New York Stock Exchange (“NYSE”) following the Business Combination and operate as a public company;

•	the Company’s ability to recognize the anticipated benefits of the Business Combination;

•	the Company’s ability to raise additional capital to fund its operations and continue the development of its current and future product candidates;

•	the accuracy of the Company’s projections and estimates regarding its expenses, capital requirements, cash utilization, and need for additional financing;

•	the initiation, progress, success, cost, and timing of the Company’s development activities, preclinical studies and future clinical trials;

•	the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of the Company’s product candidates;

•	the preclinical nature of the Company’s business and its ability to successfully advance current and future product candidates through development activities, preclinical studies, and clinical trials;

•

the timing of the Company’s future Investigational New Drug (“IND”) applications and the likelihood of, and the Company’s ability to obtain and maintain, regulatory clearance of such IND applications for its product candidates;

•

the novelty of the Company’s approach to the treatment of BAG3-associated dilated cardiomyopathy (“DCM”), utilizing adeno-associated virus (“AAV”) BAG3-based gene therapies to target BAG3 mutations, and the challenges the Company will face due to the novel nature of such technology;

•	the Company’s dependence on the success of its product candidates, in particular REN-001;

•	the potential scope and value of the Company’s intellectual property and proprietary rights;

•

the Company’s ability, and the ability of its licensors, to obtain, maintain, defend, and enforce intellectual property and proprietary rights protecting its product candidates, and the Company’s ability to develop and commercialize its product candidates without infringing, misappropriating, or otherwise violating the intellectual property or proprietary rights of third parties;

•	the success of competing therapies that are or become available;

•	regulatory developments and approval pathways in the United States and foreign countries for the Company’s product candidates;

•

the performance of third parties in connection with the development of the Company’s product candidates, including third parties conducting its future clinical trials as well as third-party suppliers and manufacturers;

•	the Company’s ability to attract and retain strategic collaborators with development, regulatory, and commercialization expertise;

•

the extent to which COVID-19 and variants thereof, such as the delta variant, and measures taken to contain its spread ultimately impact the Company’s business, including development activities, preclinical studies, and future clinical trials;

•	the public opinion and scrutiny of AAV/BAG3-based gene therapies for the treatment of heart failure and its potential impact on public perception of the Company’s products and product candidates;

•	the Company’s ability to successfully commercialize its product candidates and develop sales and marketing capabilities, if the Company’s product candidates are approved;

•	the Company’s ability to generate revenue from future product sales and its ability to achieve and maintain profitability;

•	the size and growth of the potential markets for the Company’s product candidates and the Company’s ability to serve those markets;

•	changes in applicable laws or regulations;

•	the Company’s ability to recruit and retain key members of management and other clinical and scientific personnel;

•	the possibility that the Company may be adversely impacted by other economic, business, and/or competitive factors; and

•

other risks and uncertainties indicated in the Proxy Statement, including those under the heading “Risk Factors” beginning on page 44, and other filings that have been made or will be made with the Commission by the Company.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Proxy Statement under the heading “Risk Factors” beginning on page 44, and other filings that have been made or will be made with the Commission by the Company. The Company will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business Description

The Company’s business is described in the Proxy Statement in the section titled “Information About Renovacor” beginning on page 192, which is incorporated herein by reference.

Intellectual Property

The Company’s intellectual property is described in the Proxy Statement in the section titled “Information about Renovacor—Intellectual Property” beginning on page 206, which is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations, the ownership of the Company’s securities and the Business Combination are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 44, which is incorporated herein by reference.

Financial Information

The audited financial statements of the Company, prior to the Business Combination, as of and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement beginning on page F-2 and are incorporated herein by reference. The unaudited condensed financial statements as of and for the three and six months ended June 30, 2021 and 2020 for Chardan Healthcare Acquisition 2 Corp. are included in the Quarterly Report on Form 10-Q filed with the Commission on August 16, 2021, and are incorporated herein by reference.

The audited financial statements of Old Renovacor as of and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement beginning on page F-37 and are incorporated herein by reference. The unaudited condensed financial statements of Old Renovacor as of June 30, 2021 and 2020 and for the six months ended June 30, 2021 and 2020 are included in Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company, as of and for the six months ended June 30, 2021 and as of and for the year ended December 31, 2020 are set forth in Exhibit 99.3 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement in the sections titled “Renovacor’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 258 and “Chardan’s Management’s Discussion and Analysis of Results of Financial Condition and Results of Operations” beginning on page 188, each of which are incorporated herein by reference, as well as “Renovacor’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the six months ended June 30, 2021 and 2020, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement in the sections titled “Renovacor’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Qualitative and Quantitative Disclosures About Market Risk” beginning on page 266, which is incorporated herein by reference. As of June 30, 2021, there have been no material changes to the Company’s market risks as disclosed in such section.

Properties

The Company’s properties are described in the Proxy Statement in the section titled “Information about Renovacor—Facilities” beginning on page 221, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock immediately following consummation of the Business Combination and the PIPE Financing by:

•	each person known by us to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock immediately following the consummation of the Business Combination and the PIPE Financing;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group after the consummation of the Business Combination and the PIPE Financing.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Closing Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Closing Date or subject to restricted stock units that vest within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the Company’s directors and executive officers is c/o Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836. The percentage of beneficial ownership is calculated based on 16,756,042 shares of Common Stock outstanding immediately following consummation of the Business Combination and PIPE Financing but excludes the Sponsor Earn-Out Shares and does not give effect to the exercise of the pre-funded warrants issued in the PIPE Financing.

Name and Address of Beneficial Owner(1)	Number of Shares	%
Five Percent Holders:
Acorn Bioventures, L.P. (2)	1,658,848	9.9%
Arthur Feldman, M.D. (3)	1,004,433	6.0%
Broadview Ventures I LLC (4)	974,529	5.8%
Chardan Investments 2, LLC (5)	1,605,661	9.6%
Innogest Capital (6)	984,546	5.9%
RTW Investments, LP (7)	2,362,540	14.1%
South Ocean Capital Management LLC (8)	900,000	5.4%
Directors and Executive Officers:
Magdalene Cook, M.D. (9)	451,448	2.6%
Wendy DiCicco	—	*
Matthew Killeen, Ph.D.	—	*
Marc Semigran, M.D.	—	*
Gbola Amusa, M.D.	—	*
Edward J. Benz, Jr., M.D. (10)	3,963	*
Gregory F. Covino	—	*
Jonas Grossman, MBA (11)	1,605,661	9.6%
Joan Lau, Ph.D.	—	*
Thomas Needham, MBA	—	*
All Directors and Executive Officers as a group (ten individuals)	2,061,072	12.3%

*	Less than 1.0%.
(1)	Unless otherwise indicated, the business address of each of the directors and officers is c/o Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836.
(2)

Includes 1,302,842 shares of the Company’s Common Stock issued as a portion of the Aggregate Merger Consideration and/or pursuant to the Company’s Investor Incentive Plan and 356,006 shares of the Company’s Common Stock issued in the PIPE Financing. Excludes 715,224 shares of the Company’s Common Stock underlying Pre-Funded Warrants issued in the PIPE Financing that are not currently exercisable based on the 9.9% beneficial ownership limitation. Isaac Manke, a director of the board of directors of Chardan Healthcare Acquisition 2 Corp. prior to the Business Combination, is a member of the General Partner of the Limited Partnership that directly holds shares by Acorn Bioventures, and as such, may be deemed to share voting and investment power with respect to such shares. Mr. Manke disclaims beneficial ownership with regard to such shares, except to the extent of his proportionate pecuniary interest therein. The address for the reporting persons is 420 Lexington Avenue, Suite 2626, New York, New York 10170.

(3)

Includes 994,433 shares of the Company’s Common Stock issued as a portion of the Aggregate Merger Consideration and/or pursuant to the Company’s Investor Incentive Plan and 10,000 shares of the Company’s Common Stock issued in the PIPE Financing.

(4)

Includes 443,823 shares of the Company’s Common Stock issued to Broadview Ventures I LLC and 204,936 shares issued to Longview Healthcare Ventures, LLC, an affiliate of Broadview Ventures I LLC, as a portion of the Aggregate Merger Consideration and/or pursuant to the Company’s Investor Incentive Plan and 325,770 shares issued in the PIPE Financing to Longview Healthcare Ventures, LLC, an affiliate of Broadview Ventures I LLC. The address for the reporting persons is Goodman’s Bay Corporate Center, West Bay Street, P.O. Box N-3933, Nassau, Bahamas.

(5)

Excludes 500,000 shares of the Company’s Common Stock being held in escrow and subject to vesting or forfeiture based on satisfaction of the Earnout Milestones set forth in that certain Sponsor Support Agreement. The address for the reporting persons is c/o Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004.

(6)

Includes shares of the Company’s Common Stock held by the following affiliates of Innogest Capital: (i) 437,120 shares of the Company’s Common Stock issued as a portion of the Aggregate Merger Consideration and/or pursuant to the Company’s Investor Incentive Plan and 194,953 shares of the Company’s Common Stock issued in the PIPE Financing to Renovaholding S.r.l.; (ii) 220,949 shares of the Company’s Common Stock issued as a portion of the Aggregate Merger Consideration and/or pursuant to the Company’s Investor Incentive Plan and 85,147 shares of the Company’s Common Stock issued in the PIPE Financing to Elysia Capital; and (iii) 33,477 shares of the Company’s Common Stock issued as a portion of the Aggregate Merger Consideration and/or pursuant to the Company’s Investor Incentive Plan and 12,900 shares of the Company’s Common Stock issued in the PIPE Financing to Francisco Loredan. The address for the reporting persons is c/o Renovaholding S.r.l., Via Locatelli 2, 20124 Milan, Italy.

(7)

Information is based on publicly reported holdings as of the date of the most recently filed Schedule 13G, as filed with the Commission on September 7, 2021 by RTW Investments, LP. The address for the reporting persons is RTW Investments, 40 10th Avenue, Floor 7, New York, NY 10014.

(8)

Information is based on publicly reported holdings as of the date of the most recently filed Schedule 13G, as filed with the Commission on May 5, 2020 by South Ocean Capital Management, LLC. The address for the reporting persons is c/o South Ocean Capital Management, LLC, 255 Via Palacio, Palm Beach Gardens, FL 33418.

(9)

Includes 401,448 shares of the Company’s Common Stock issued as a portion of the Aggregate Merger Consideration and/or pursuant to the Company’s Investor Incentive Plan and 50,000 shares of the Company’s Common Stock issued in the PIPE Financing.

(10)	Includes stock options to purchase 3,963 shares of the Company’s Common Stock that may be exercised within 60 days of September 2, 2021.
(11)

Consists of shares of commons stock owned by Chardan Investments 2, LLC for which Jonas Grossman is the managing member. The address for the reporting persons is c/o Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004.

Directors and Executive Officers

In connection with the Business Combination and pursuant to the Merger Agreement, at the Effective Time, the following individuals were appointed to serve as executive officers and directors of the Company:

Name (1)	Age	Position
Executive officers:
Magdalene Cook, M.D.	47	President, Chief Executive Officer and Director
Wendy DiCicco	53	Interim Chief Financial Officer
Marc Semigran, M.D.	64	Chief Medical Officer
Matthew Killeen, Ph.D.	39	Chief Scientific Officer

Non-employee directors:
Gbola Amusa, M.D.	47	Director
Edward J. Benz, Jr., M.D.	75	Director
Gregory F. Covino	56	Director
Jonas Grossman, MBA	47	Director
Joan Lau, Ph.D.	51	Director
Thomas Needham, MBA	57	Director

Executive Compensation

Compensation of Directors and Executive Officers

Prior to the Business Combination, no executive officer or director had received any cash compensation for services rendered to the Company. A description of the compensation of the directors and named executive officers of Old Renovacor prior to the Business Combination and the compensation of the directors and executive officers of the Company after the consummation of the Business Combination is set forth in the Proxy Statement in the section titled “Executive Compensation of Renovacor” beginning on page 234, which is incorporated herein by reference.

Executive Employment Agreements

The Company is party to employment agreements with Magdalene Cook, M.D., its President and Chief Executive Officer, Marc Semigran, M.D., its Chief Medical Officer and Matthew Killeen, Ph.D., its Chief Scientific Officer. The Company is party to a consulting agreement with Danforth Advisors LLC, which includes the employment of Ms. DiCicco as the Company’s interim Chief Financial Officer. A description of the material terms of the employment agreements of Dr. Cook and Dr. Semigran are described in the Proxy Statement in the section entitled “Executive Compensation of Renovacor—New Renovacor Executive Officer and Director Compensation” beginning on page 237, which is incorporated herein by reference. A description of the material terms of the consulting agreement with Danforth Advisors LLC is described in the Proxy Statement in the section entitled “Executive Compensation of Renovacor—Consulting Agreement with Danforth” beginning on page 236, which is incorporated herein by reference.

Interim CFO Retention Bonus and Option Award Letter

In connection with the Business Combination, the Board approved the entry into that certain Retention Bonus and Option Award Letter, dated as of September 3, 2021 (the “Transaction Bonus Agreement”), pursuant to which Ms. DiCicco, the Company’s interim Chief Financial Officer, received a special retention bonus in the aggregate amount of $150,000, comprised of (i) $37,500 in cash and (ii) a nonqualified stock option award under the 2021 Plan with a grant date fair value of $112,500, with such bonus vesting in two equal installments on the first day of the seventh month after the Closing Date and the first anniversary of the Closing Date, provided Ms. DiCicco remains in continued service to the Company as its interim Chief Financial Officer. The options were granted on September 3, 2021, are with respect to a total of 14,553 shares of the Company’s Common Stock, have an exercise price equal to the closing price of the Company’s Common Stock on the grant date ($7.73 per share), and will expire on the 10th anniversary of the grant date (or earlier in case of termination of service).

CSO Employment Agreement with Dr. Killeen

In connection with Dr. Killeen’s appointment as Chief Scientific Officer, the Company entered into an employment agreement, effective September 1, 2021, with Dr. Killeen (the “Killeen Employment Agreement”). Pursuant to the Killeen Employment Agreement, Dr. Killeen is entitled to a base salary of $400,000 per year with an annual bonus target set at 40% of his base salary and will receive, within 60 days after the effective date of the Killeen Employment Agreement, a sign-on bonus in the amount of $200,000. In addition, as of September 3, 2021, Dr. Killeen received a sign-on grant of stock options under the 2021 Plan with respect to a total of 194,049 shares of the Company’s Common Stock (with a grant date fair value of approximately $1,500,000), of which 25% will vest six months after the effective date of the Killeen Employment Agreement, and the remaining 75% will vest in equal monthly tranches over the following 42 months, in each case subject to Dr. Killeen’s continued service with the Company through the applicable vesting date. The options have an exercise price equal to the closing price of the Company’s Common Stock on the grant date ($7.73 per share), and will expire on the 10th anniversary of the grant date (or earlier in case of termination of service).

In the event of a termination of Dr. Killeen’s employment for any or no reason, the Company shall pay to Dr. Killeen certain accrued obligations as follows: (i) the base salary for the final payroll period of his employment, through the date his employment terminates, including any accrued but unused vacation time, and (ii) reimbursement for business expenses incurred but not yet paid as of the date Dr. Killeen’s employment terminates, subject to certain limitations set forth in the Killeen Employment Agreement.

In the event of a termination by the Company without Cause (as defined in the Killeen Employment Agreement), or if he resigns from employment with Good Reason (as those terms are defined in the Killeen Employment Agreement), the Company shall pay or provide severance to Dr. Killeen, in addition to the payments mentioned above: (i) the base salary for a period of twelve (12) months following the date of termination; (ii) a cash bonus for the year of termination equal to the target bonus for the year, prorated based on the number of days in the year through the termination date; and (iii) a cash lump-sum payment equal to twelve (12) times the amount of one month of COBRA premiums based on the terms of Company’s group health plan and the Dr. Killeen’s coverage under such plan as of the termination date (regardless of any COBRA election actually made by Dr. Killeen or the actual COBRA coverage period under the Company’s group health plan).

The Killeen Employment Agreement contains customary non-competition and non-solicitation covenants that continue for twelve (12) months following any cessation of the executive’s employment, as well as customary confidentiality, work-product and indemnification provisions.

The description of the Killeen Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the respective Killeen Employment Agreement, a copy of which is attached to this Report as Exhibit 10.14, and is incorporated herein by reference.

Executive Officers

Magdalene Cook, M.D. The biographical information of Magdalene Cook, M.D., the Company’s President, Chief Executive Officer and Director is described in the Proxy Statement in the section titled “Management of Renovacor-Executive Officers and Directors” beginning on page 222, which is incorporated herein by reference.

Wendy DiCicco. The biographical information of Wendy DiCicco, the Company’s Interim Chief Financial Officer is described in the Proxy Statement in the section titled “Management of Renovacor-Executive Officers and Directors” beginning on page 222, which is incorporated herein by reference.

Marc Semigran, M.D. The biographical information of Marc Semigran, M.D., the Company’s Chief Medical Officer is described in the Proxy Statement in the section titled “Management of Renovacor-Executive Officers and Directors” beginning on page 222, which is incorporated herein by reference.

Matthew Killeen, Ph.D. Dr. Killeen, PhD, was appointed as the Company’s Chief Scientific Officer in September 2021. Prior to joining the Company, Dr. Killeen served as the Head of Cardiovascular Research and Therapeutics at BioMarin Pharmaceutical, prior to which he served as the Senior Director of Business Strategic and Portfolio Insights and a Director of Portfolio Strategy and Competitive Intelligence. During his time at BioMarin from February 2015 through April 2021, he led the discovery and development of AAV-based gene therapies for genetic cardiac diseases, founded the Cardiovascular Therapeutic Area and scaled it into a dedicated R&D unit, built a pipeline of programs and forged multiple R&D partnerships across industry and academia. Dr. Killeen also served as a Senior Equity Research Analyst for Biotechnology at the Cutler Group from April 2017 to October 2017, during which time he was not associated with BioMarin Pharmaceutical. Prior to BioMarin, Dr. Killeen led efforts to support the commercialization and launch of new therapies for multiple sclerosis at Biogen. He also advised pharmaceutical companies on R&D and commercialization strategies for multiple pipeline therapies for cardiovascular diseases at Clarivate, formerly Decision Recourses Group.

Dr. Killeen was a Research Fellow at Harvard Medical School and Massachusetts General Hospital in the laboratory of Calum MacRae, focusing on the disease biology of common and rare heart diseases. He is currently a member of the Board of Directors for the Sudden Cardiac Arrest Foundation, a 501(c)(3) organization, and has been elected a Fellow of the Royal Society of Biology (FRSB) and a Fellow of the American College of Cardiology (FACC). He has published over 20 peer-reviewed papers on a wide range of topics spanning genetic heart diseases and cardiac electrophysiology, and authored a textbook on the role of cardiac electrophysiology in pharmaceutical R&D. Dr. Killeen received a Bachelor of Science degree in pharmacology from the University of Leeds and his Ph.D. in cardiac electrophysiology from the University of Cambridge.

Non-Employee Directors

Gbola Amusa, M.D. The biographical information of Gbola Amusa, M.D., a member of the Company’s board of directors (the “Board”) is described in the Proxy Statement in the section titled “Other Information Related to Chardan — Management, Directors and Executive Officers” beginning on page 180, which is incorporated herein by reference.

Edward J. Benz, Jr., M.D. The biographical information of Edward J. Benz, Jr., M.D., a member of the Company’s Board is described in the Proxy Statement in the section titled “Management of Renovacor-Executive Officers and Directors” beginning on page 222, which is incorporated herein by reference.

Gregory F. Covino. The biographical information of Gregory F. Covino, a member of the Company’s Board is described in the Proxy Statement in the section titled “Management of New Renovacor after the Business Combination-Executive Officers and Directors” beginning on page 226, which is incorporated herein by reference.

Jonas Grossman, MBA. The biographical information of Jonas Grossman, MBA, a member of the Company’s Board is described in the Proxy Statement in the section titled “Other Information Related to Chardan — Management, Directors and Executive Officers” beginning on page 180, which is incorporated herein by reference, which is incorporated herein by reference.

Joan Lau, Ph.D. The biographical information of Joan Lau, Ph.D., a member of the Company’s Board is described in the Proxy Statement in the section titled “Management of New Renovacor after the Business Combination-Executive Officers and Directors” beginning on page 226, which is incorporated herein by reference.

Thomas Needham, MBA. The biographical information of Thomas Needham, MBA, a member of the Company’s Board is described in the Proxy Statement in the section titled “Management of Renovacor-Executive Officers and Directors” beginning on page 222, which is incorporated herein by reference, which is incorporated herein by reference.

Classified Board of Directors

Jonas Grossman, MBA, Gbola Amusa, M.D. and Edward J. Benz, Jr., M.D. will serve as Class I directors, and their terms will expire at the 2022 annual meeting of stockholders. Joan Lau, Ph.D. and Thomas Needham, MBA will serve as Class II directors, and their terms will expire at the 2023 annual meeting of stockholders. Magdalene Cook, M.D. and Gregory F. Covino will serve as Class III directors, and their terms will expire at the 2024 annual meeting of stockholders.

Additional information with respect to the classification of the Company’s directors is described in the Proxy Statement in the section titled “Management of New Renovacor After the Business Combination — Classified Board of Directors” beginning on page 228, which is incorporated herein by reference.

Independence of the Board of Directors

The Board has determined that Gbola Amusa, M.D., Edward J. Benz, Jr., M.D., Gregory F. Covino, Jonas Grossman, MBA, Joan Lau, Ph.D., and Thomas Needham, MBA, representing six of Company’s seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the NYSE Listed Company Manual. In making these determinations, the Board considers the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that the Board deems relevant in determining their independence, including the beneficial ownership of the Company’s securities by each non-employee director and the related party transactions between each director and the Company.

Additional information with respect to the independence of the Company’s directors is described in the Proxy Statement in the section titled “Management of New Renovacor After the Business Combination —Director Independence” beginning on page 229, which is incorporated herein by reference.

Committees of the Board of Directors

Audit Committee. The members of the Company’s audit committee are Gbola Amusa, M.D., Gregory F. Covino and Jonas Grossman, MBA, with Gregory F. Covino serving as the chairperson. The Board has determined that each of Gbola Amusa, M.D., Jonas Grossman, MBA and Gregory F. Covino are an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Act.

Compensation Committee. The members of the Company’s compensation committee are Gregory F. Covino, Jonas Grossman, MBA and Thomas Needham, MBA, with Jonas Grossman, MBA serving as the chairperson.

Nominating and Corporate Governance Committee. The members of the Company’s nominating and corporate governance committee are Edward J. Benz, Jr., M.D., Joan Lau, Ph.D. and Thomas Needham, MBA, with Edward J.Benz, Jr. serving as the chairperson.

Additional information with respect to the committees of the Board is described in the Proxy Statement in the section titled “Management of New Renovacor After the Business Combination —Board Committees” beginning on page 229, which is incorporated herein by reference.

Director Compensation

In connection with the Business Combination, on September 2, 2021, the Board considered and adopted a new non-employee director compensation policy, pursuant to which each non-employee director will receive cash consideration for Board service of $35,000 per year with an additional $30,000 in cash consideration for the non-executive chair of the Board. Such directors will receive an additional annual cash consideration for service as the chair of the audit committee, compensation committee and nominating and corporate governance committee of the Board in the amount of $15,000, $10,000 and $8,000, respectively, and an annual cash consideration for service as a member of the audit committee, compensation committee and nominating and corporate governance committee of the Board in the amount of $7,500, $5,000 and $4,000, respectively. Each new non-employee director, upon the commencement of their director service, will receive an initial grant of 24,000 options to purchase the Company’s Common Stock for his or her service on the Board; and each non-employee director will receive annual grants of 12,000 options to purchase the Company’s Common Stock.

Upon the closing of the Business Combination, and pursuant to the Company’s non-employee director compensation policy, each non-employee director, including Gbola Amusa, M.D., Edward J. Benz, Jr., M.D., Gregory F. Covino, Jonas Grossman, MBA, Joan Lau, Ph.D. and Thomas Needham, MBA, received options to purchase 24,000 shares of the Company’s Common Stock with an exercise price of $7.73, of which 25% will vest and become exercisable on the first anniversary of the grant and the remainder will vest and become exercisable in 36 equal monthly installments of 2.083% of such equity grant per month through the fourth anniversary of the grant date. The options will expire on the 10th anniversary of the grant date (or earlier in case of termination of service).

Related Party Transactions

The Company’s related party transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 278, which is incorporated herein by reference.

Legal Proceedings

The Company’s legal proceedings are described in the Proxy Statement in the section titled “Information about Renovacor—Legal Proceedings” beginning on page 221, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On September 3, 2021, the Company’s Common Stock and warrants began trading on the New York Stock Exchange under the symbol “RCOR” and “RCOR.WS”, respectively. As of immediately after the Closing Date, there were approximately 27 registered holders of Common Stock.

The Company has not paid any cash dividends on shares of its Common Stock. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

At the Closing, the Company consummated the PIPE Financing. The disclosure under Item 1.01 of this Report relating to the PIPE Financing is incorporated into this Item 3.02 by reference.

The Company issued the securities in the PIPE Financing under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Description of Company’s Securities

The Company’s securities are described in the Proxy Statement in the section titled “Description of Securities” beginning on page 267, which is incorporated herein by reference.

Indemnification of Directors and Officers

The Company’s arrangements to indemnify its directors and officers is described in the Proxy Statement in the section titled “Limitations on Liability and Indemnification of Officers and Directors” beginning on page 270, which is incorporated herein by reference. A description of the Company’s indemnification agreements with its directors and officers is included herein in Item 1.01, and such form indemnification agreement has been filed herewith as Exhibit 10.10 and is incorporated herein by reference

Changes in and Disagreements with Accountants

The disclosure set forth under the heading “Changes in Registrants Certifying Accountant” in Item 4.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth under the heading “Recent Sales of Unregistered Securities” in Item 2.01 of this Report is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders

In connection with the consummation of the Business Combination, the Company changed its name from “Chardan Healthcare Acquisition 2 Corp.” to “Renovacor, Inc.” and adopted the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. Reference is made to the disclosure described in the Proxy Statement in the sections titled “Proposal Nos. 2A-2J—The Charter Proposal” beginning on page 154, which is incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the Company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated By-laws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to Chardan Healthcare Acquisition 2 Corp. and has succeeded to the attributes of Chardan Healthcare Acquisition 2 Corp. as the Registrant. In addition, the shares of the Company’s Common Stock, as the successor to Chardan Healthcare Acquisition 2 Corp., are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of common stock of Chardan Healthcare Acquisition 2 Corp. prior to the Closing have continued as holders of shares of uncertificated shares of the Company’s Common Stock. After consummation of the Business Combination the Common Stock and warrants were listed on the NYSE under the symbols “RCOR” and “RCOR.WS,” respectively, and the CUSIP numbers relating to the Common Stock and warrants were changed to 75989E 106 and 75989E 114, respectively. Holders of shares of Chardan Healthcare Acquisition 2 Corp. who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that the Company is the successor to Chardan Healthcare Acquisition 2 Corp.

Item 4.01	Changes in Registrants Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On September 2, 2021, the Board dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective immediately.

The report of Marcum on the financial statements of Chardan Healthcare Acquisition 2 Corp. as of December 31, 2020 and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2020 and 2019 and the subsequent interim period through September 2, 2021, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) within the period of Marcum’s engagement and the subsequent interim period through September 2, 2021 other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Chardan Healthcare Acquisition 2 Corp.’s initial public offering, which resulted in the revision of its financial statements as set forth in its Quarterly Report on Form 10-Q, as filed with the SEC on May 25, 2021.

The Company has provided Marcum with a copy of the disclosures it is making in this Item 4.01(a) of this Report and requested that Marcum furnish a letter addressed to the Commission stating whether it agrees with the statements above, and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter dated September 9, 2021 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm.

On September 2, 2021, the Board appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. That engagement is effective immediately.

E&Y served as independent registered public accounting firm of Old Renovacor prior to the Business Combination. During the years ended December 31, 2020 and 2019 and the subsequent interim period through September 2, 2021, neither the Company nor anyone on its behalf consulted with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.01	Changes in Control of the Registrant

The information set forth above under the heading “Form 10 Information” in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, “Director Compensation” and “Related Party Transactions” under the heading “Form 10 Information” in Item 2.01 of this Report is incorporated herein by reference.

Departure and Election of Directors

In connection with the Business Combination and pursuant to the terms of the Merger Agreement, at the Effective Time, George Kaufman, Guy Barudin, Isaac Manke, Michael Rice, Richard Giroux, Matthew Rossen and R.A. Session II each resigned from the Board. In addition, the size of the Board was reduced from nine to seven directors, and five new individuals were appointed to the Board by Old Renovacor, pursuant to the Merger Agreement. At the Effective Time, Magdalene Cook, M.D., Edward J. Benz, Jr., M.D., Gregory F. Covino, Joan Lau, Ph.D. and Thomas Needham, MBA were each appointed to serve as a director of the Company. Jonas Grossman, MBA and Gbola Amusa, M.D. each continue to serve on the Board.

Jonas Grossman, MBA, Gbola Amusa, M.D. and Edward J. Benz, Jr., M.D. will serve as Class I directors, and their terms will expire at the first annual meeting of stockholders to be held after the Closing Date. Joan Lau, Ph.D. and Thomas Needham, MBA will serve as Class II directors, and their terms will expire at the second annual meeting of stockholders to be held after the Closing Date. Magdalene Cook, M.D. and Gregory F. Covino will serve as Class III directors, and their terms will expire at the third annual meeting of stockholders to be held after the Closing Date.

Departure and Appointment of Certain Officers

In connection with the Business Combination and pursuant to the Merger Agreement, at the Effective Time, the following individuals were appointed to serve as executive officers of the Company:

Name (1)	Age	Position
Executive officers:
Magdalene Cook, M.D.	47	President, Chief Executive Officer and Director
Wendy DiCicco	53	Interim Chief Financial Officer
Marc Semigran, M.D.	64	Chief Medical Officer
Matthew Killeen, Ph.D.	39	Chief Scientific Officer

In addition, effective as of the Effective Time, Gbola Amusa, M.D. resigned from his position as Chief Science Officer of the Company, Jonas Grossman, MBA resigned from his position as President and Chief Executive Officer of the Company, George Kaufman resigned from his position as Chief Financial Officer and Head of Strategy of the Company and Guy Barudin resigned from his position as Chief Operating Officer of the Company.

2021 Equity Incentive Plan

In connection with the Business Combination, the Company’s stockholders considered and approved the Chardan Healthcare Acquisition 2 Corp. 2021 Omnibus Incentive Plan (the “2021 Plan”). The 2021 Plan was previously approved, subject to stockholder approval, by the Company’s Board on March 11, 2021. The 2021 Plan became effective on the Closing Date.

A summary of the terms of the 2021 Plan is set forth in the Proxy Statement in the section titled “Proposal No. 3—The Incentive Plan Proposal” beginning on page 165, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the 2021 Plan, a copy of which is included as Exhibit 10.8 hereto, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Business Combination, immediately prior to the Effective Time, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “Restated Charter”), a copy of which is filed as Exhibit 3.1 to this Report, which is incorporated by reference into this Item 5.03. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal Nos. 2A-2J —The Charter Proposal” beginning on page 154, which is incorporated herein by reference.

Immediately following the Effective Time, the Company filed a Certificate of Amendment to the Restated Charter (the “Charter Amendment”), which effected a change in the Company’s name from “Chardan Healthcare Acquisition 2 Corp.” to “Renovacor, Inc.” No other changes were made to the Restated Charter. The foregoing summary is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.2 to this Report, which is incorporated by reference into this Item 5.03. Reference is also made to the disclosure in the Proxy Statement in the section titled “Proposal Nos. 2A—Change of Name” beginning on page 154, which is incorporated herein by reference.

In addition, in connection with the Business Combination, upon the Effective Time, the Company also amended and restated its bylaws (the “Restated Bylaws”), a copy of which is filed as Exhibit 3.3 to this Report, which is incorporated by reference into this Item 5.03.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

As a result of the Business Combination, on September 2, 2021, the Board considered and adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available in the “Investor” section of the Company’s website.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 119, which is incorporated herein by reference. Further, the information set forth under the heading “Introductory Note” above and under Item 2.01 of this Report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Old Renovacor as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement beginning on page F-37 and are incorporated herein by reference.

The unaudited condensed financial statements of Old Renovacor as of June 30, 2021 and 2020 and for the six months ended June 30, 2021 and 2020 and the related notes are included in Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth on Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of March 22, 2021, by and among Chardan Healthcare Acquisition 2 Corp., CHAQ2 Merger Sub, Inc., and Renovacor, Inc. (incorporated by reference to Annex A to the Schedule 14A filed with the Securities and Exchange Commission on August 5, 2021).

2.2	Sponsor Support Agreement, dated as of March 22, 2021, by and among Chardan Healthcare Acquisition 2 Corp., Chardan Investments 2, LLC, and Renovacor, Inc. (incorporated by reference to Annex E to the Schedule 14A filed with the Securities and Exchange Commission on August 5, 2021).

3.1	Second Amended and Restated Certificate of Incorporation, dated as of September 2, 2021.

3.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, dated as of September 2, 2021.

3.3	Amended and Restated Bylaws of the Company.

10.1†	License Agreement, dated as of August 12, 2019, by and between the Company and Temple University - Of the Commonwealth System of Higher Education.

10.2†	Sponsored Research Agreement, dated as of August 12, 2019, by and between the Company and Temple University - Of the Commonwealth System of Higher Education.

10.3†	Amendment No. 1 to Sponsored Research Agreement, dated as of August 27, 2019, by and between the Company and Temple University - Of the Commonwealth System of Higher Education.

10.4†	Amendment No. 2 to Sponsored Research Agreement, dated as of August 18, 2021 and effective as of July 1, 2021, by and between the Company and Temple University - Of the Commonwealth System of Higher Education.

10.5	Form of Subscription Agreement, dated as of March 22, 2021, by and between the Company and the PIPE Investors (incorporated by reference to Annex D to the Schedule 14A filed with the Securities and Exchange Commission on August 5, 2021).

10.6	Registration Rights Agreement, dated as of September 2, 2021, by and between the Company and certain of its stockholders.

10.7	Form of Lock-Up Agreement (incorporated by reference to Annex G to the Schedule 14A filed with the Securities & Exchange Commission on August 5, 2021).

10.8#	Chardan Healthcare Acquisition 2 Corp. 2021 Omnibus Incentive Plan.

10.9#	Form of Option Award Agreement.

10.10#	Form of Indemnification Agreement.

10.11#	Form of Executive Employment Agreement.

10.12#	Amended and Restated Employment Agreement, by and between the Company and Magdalene Cook, M.D., dated as of May 17, 2021 and effective as of September 2, 2021.

10.13#	Employment Agreement, by and between the Company and Mark Semigran, M.D., dated as of May 5, 2021 and effective as of June 2, 2021.

10.14#	Employment Agreement, by and between the Company and Matthew Killeen, Ph.D., dated as of August 16, 2021 and effective as of September 1, 2021.

10.15#	Letter Agreement, by and between the Company and Wendy F. DiCicco, dated as of September 3, 2021.

10.16#	Consulting Agreement, by and between the Company and Arthur M. Feldman, M.D., dated as of August 12, 2019.

10.17#	Amendment to Consulting Agreement, by and between the Company and Arthur M. Feldman, M.D., dated as of September 2, 2021.

16.1	Letter to the Securities and Exchange Commission from Marcum LLP, dated as of September 9, 2021.

21.1	List of Subsidiaries.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2021.

99.2	Unaudited condensed financial information of the Company for the six months ended June 30, 2021.

99.3	Unaudited pro forma condensed combined financial information as of and for the three months ended June 30, 2021 and for the year ended December 31, 2020.

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Commission upon its request.

#	Indicates management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVACOR, INC.

Dated: September 9, 2021	By:	/s/ Magdalene Cook, M.D.
Magdalene Cook, M.D.
President, Chief Executive Officer and Director